SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HANMI FINANCIAL CORPORATION

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Exhibit 99.1
HANMI ANNOUNCES CLOSING DATE FOR BEST EFFORTS PUBLIC OFFERING
LOS ANGELES — July 14, 2010 — Hanmi Financial Corporation (NASDAQ: HAFC), the holding company for Hanmi Bank, today announced that, based on revocable subscription agreements received to date from potential investors, the currently anticipated closing date for the best efforts public offering is 5:00 p.m. Pacific Time, July 21, 2010. As specified in the prospectus supplement Hanmi filed with the SEC on June 11, 2010, the minimum aggregate subscription amount that must be obtained in order to close both the best efforts public offering and rights offering is $105 million in the aggregate and the maximum is $120 million in the aggregate. Hanmi will announce the aggregate results of the offerings immediately following the closing of the offerings.
Cappello Capital Corp, the exclusive placement agent for the best efforts public offering, is in the process of confirming, and converting to irrevocable subscriptions, all prior indications of interest from those parties who have submitted a subscription agreement. In order to be eligible to participate in the best efforts public offering, investors must submit a subscription agreement and acknowledge their commitment to Cappello Capital Corp. in writing, and must send in their funds to a designated Hanmi account held at JP Morgan Escrow by no later than 1:00 p.m. Pacific Time, July 21, 2010. Eligible participants should not send any funds directly to Cappello Capital Corp. Should investors have further questions about the best efforts public offering, please contact Cappello Capital Corp. as per the contact information provided below.
Contact Information:
Cappello Capital Corp.
100 Wilshire Blvd., Suite 1200, Santa Monica, California 90401
Tel: (310) 393-6632
Paul Kromwyk, Vice President, pkromwyk@cappellocorp.com
Daniel Litvak, Senior Analyst, dlitvak@cappellocorp.com
Additional Information:
The shares of common stock offered for sale in the best efforts public offering are being offered pursuant to a Registration Statement on Form S-3 (Registration No. 333-163206) filed by Hanmi under the Securities Act of 1933, as amended, and a related prospectus supplement dated June 11, 2010. The prospectus supplement and related prospectus contain important information about the best efforts public offering and investors and stockholders are urged to read them carefully. Copies of the prospectus supplement and related prospectus may be obtained by contacting Hanmi Financial Corp., Attn: Investor Relations, David J. Yang 213-637-4798 or by visiting the Hanmi website www.hanmi.com.
A proxy statement relating to certain of the matters discussed in this news release, including a more complete summary of proposed capital raising efforts by Hanmi was filed with the SEC on June 16, 2010. Hanmi is seeking approval of an increase in its authorized capital stock and approval of issuance of shares to Woori Finance Holdings at its upcoming meeting of stockholders to be held on July 28, 2010. Copies of the proxy statement and other related documents may be obtained for free from the SEC website (www.sec.gov) or by contacting Hanmi Financial Corp., Attn: Investor Relations, David J. Yang 213-637-4798. Hanmi’s stockholders are advised to read the proxy statement, because it contains important information, and Hanmi notes that the stockholder meeting on the matters discussed in the proxy statement may occur after the closing of the rights and best efforts offerings. Hanmi, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from Hanmi’s stockholders in connection with certain of the matters discussed in this news release. Information regarding such persons and their interests in Hanmi is contained in Hanmi’s proxy statements and annual reports on Form 10-K filed with the SEC. Hanmi has engaged the services of D.F. King & Co., Inc. to assist in soliciting proxies. Stockholders and investors may obtain additional information regarding the interests of Hanmi, its directors and executive officers and D.F. King & Co., Inc. in the matters discussed in this news release by reading the proxy statement and other relevant documents regarding the matters discussed in this news release.
Cautionary Statement
This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.
Forward-Looking Statements
This press release contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement. These factors include the following: failure to confirm a minimum of $105 million in subscriptions in the aggregate from the rights offering and best efforts public offering; inability to consummate the proposed transaction (the “Transaction”) with Woori Finance Holdings Co. Ltd. (“Woori”) on the terms contemplated in the Securities Purchase Agreement entered into with Woori on May 25, 2010; failure to receive regulatory or stockholder approval for the Transaction; inability to continue as a going concern; inability to raise additional capital on acceptable terms or at all; failure to maintain adequate levels of capital and liquidity to support our operations; the effect of regulatory orders we have entered into and potential future supervisory action against us or Hanmi Bank; general economic and business conditions internationally, nationally and in those areas in which we operate; volatility and deterioration in the credit and equity markets; changes in consumer spending, borrowing and savings habits; availability of capital from private and government sources; demographic changes; competition for loans and deposits and failure to attract or retain loans and deposits; fluctuations in interest rates and a decline in the level of our interest rate spread; risks of natural disasters related to our real estate portfolio; risks associated with Small Business Administration loans; failure to attract or retain key employees; changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums; ability to receive regulatory approval for Hanmi Bank to declare dividends to the Company; adequacy of our allowance for loan losses, credit quality and the effect of credit quality on our provision for credit losses and allowance for loan losses; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; our ability to successfully integrate acquisitions we may make; our ability to control expenses; and changes in securities markets. In addition, we set forth certain risks in our reports filed with the U.S. Securities and Exchange Commission (“SEC”), including attached as an Exhibit to a Current Report on Form 8-K filed with the SEC on June 18, 2010, and current and periodic reports filed with the U.S. Securities and Exchange Commission hereafter, which could cause actual results to differ from those projected. We undertake no obligation to update such forward-looking statements except as required by law.